UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2011

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania		16148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-981-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

F.N.B. Corporation (the Corporation) announced that Standard and Poor’s has selected the Corporation to be added to the S&P SmallCap 600 index effective the close of trading on May 13, 2011. The Corporation will be added to the S&P SmallCap 600 Global Industry Classification Standard (GICS) Regional Banks Sub-Industry Index. A copy of the Corporation’s press release concerning its addition to the S&P SmallCap 600 index is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated May 9, 2011 relating to F.N.B. Corporation’s addition to the S&P SmallCap 600 index effective the close of trading on May 13, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

May 9, 2011	By:	Vincent J. Calabrese

Name: Vincent J. Calabrese
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 9, 2011 relating to F.N.B. Corporation's addition to the S&P SmallCap index effective the close of trading on May 13, 2011.